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                                                                   EXHIBIT 10.08


YALE UNIVERSITY                                   Office of Cooperative Research
                                                  246 Church Street, Suite 401
                                                  New Haven, Connecticut 06510

                                                  Telephone: 203 432-7240
                                                  Fax: 203 432-7245

14 February 1996


James E. Alexander
President & CEO
A&R Materials, Inc.
4606 Meridian Ave. Suite K
San Jose, CA  95124

          Re: Invention of TP Ma (OCR 315) - Isotopically Purified Semiconductors Patent No. 5,442,191

Dear Jim:

     Thank you for your letter of 10 February.

     I understand from Professor Ma that A&R has had some difficulty obtaining bulk isotopically pure Si but that he can prove the feasibility of his invention with the epitaxial films that you propose to provide.

     Yale agrees to the change in wording of section 4.1 of the Option Agreement that you propose in the above-mentioned letter and to the extension of the Agreement by 6 months so that A&R can provide the basic materials and that Dr. Ma can complete his testing of them.

     I look forward to further progress reports on this project.

     Best regards.


                              Sincerely,


                              Henry S. Lowendorf
                              Associate Director
                              203-432-7244